Supplement to the

Fidelity Advisor® Latin America Fund

Class A (FLFAX), Class T (FLFTX), Class B (FLFBX), Class C (FLFCX), and Institutional Class (FLFIX)

Classes of shares of Fidelity® Latin America Fund

A Fund of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2010

Effective immediately, the general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the fund.

FALAA-FALAIB-11-01 February 9, 2011
1.925531.100